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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



            DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)   OCTOBER 26, 2000
                                                             -------------------



                                 DREAMLIFE, INC.
--------------------------------------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)




           DELAWARE                 0-15586                52-1373960
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 (STATE OR OTHER JURISDICTION    (COMMISSION FILE         (IRS EMPLOYER
      OF INCORPORATION)              NUMBER)            IDENTIFICATION NO.)


        425 WEST 15TH STREET, SUITE 3R, NEW YORK, NEW YORK 10011
--------------------------------------------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)         (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE           (212) 313-9400
                                                   ---------------------------



--------------------------------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5.  OTHER EVENTS.

      Attached hereto as Exhibit 99 is a press release of dreamlife, inc. dated October 26, 2000 regarding the receipt of $1.5 million short-term financing.

ITEM 7.  EXHIBITS.

              EXHIBITS        DESCRIPTION
              --------        -----------

               99 Press release of dreamlife, inc. dated October 26, 2000.







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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             DREAMLIFE, INC.




Dated: October 27, 2000                      By: /s/ Philicia G. Levinson
                                                --------------------------
                                             Philicia G. Levinson
                                             Chief Financial Officer


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                                  EXHIBIT INDEX

          EXHIBIT NO.             DESCRIPTION
          -----------             -----------

                99 Press release of dreamlife, inc. dated October 26, 2000.